Exhibit 99.1

                    Callaway Golf Company Releases
        Preliminary First Quarter 2006 Net Sales and Earnings

    CARLSBAD, Calif.--(BUSINESS WIRE)--April 11, 2006--Callaway Golf Company (NYSE:ELY) today announced that, based on current information, the Company estimates net sales for the first quarter ended March 31, 2006 of approximately $300 million, with corresponding earnings per diluted share ranging from $0.31 to $0.33. Excluding after-tax charges for employee equity-based compensation of approximately $0.02 per diluted share associated with FAS 123R, and $0.01 per diluted share associated with the consolidation of the Top-Flite and Callaway Golf operations, pro forma earnings per diluted share are estimated to range from $0.34 to $0.36. For 2005, the Company reported net sales of $300 million, fully diluted earnings per share of $0.27 and pro forma fully diluted earnings per share of $0.30, which excludes after-tax Top-Flite integration charges of $0.03 for that period.
    "We are pleased with our preliminary results for the first quarter, which exceeded our internal targets and achieved the second highest level of revenues for any first quarter in the Company's history. In terms of profitability, our pro forma earnings for the first quarter are estimated to be 13% - 20% higher than pro forma earnings last year," commented George Fellows, President and CEO. "We are particularly pleased with these results given the later timing of our 2006 new product introductions compared to last year, which along with previously announced additional new product introductions should positively impact second quarter growth," continued Mr. Fellows. "Despite these timing differences, we were able to achieve significant pro forma earnings growth in the first quarter, primarily due to lower operating expenses that resulted from our third quarter 2005 expense reduction initiatives. Finally, although early in the season, we're seeing strong initial consumer acceptance and sell-through at retail, and combined with improved supply chain management, we are optimistic about significant improvements in 2006 earnings compared to last year and believe these preliminary results are a good start in achieving our longer-term targets."
    The Company will release actual first quarter financial results on April 26, 2006. A conference call and webcast will also take place at that time.

    Disclaimer: Investors should be aware that the Company has not yet finalized its results for the first quarter and that the Company's "preliminary" estimates of net sales and earnings for the first quarter reflect management's estimates based upon the information available at the time made. These estimates could differ materially from the Company's actual results if the information on which the estimates were based ultimately proves to be incorrect or incomplete. In addition, statements used in this press release that relate to future plans, events, financial results, performance or prospects, including statements relating to anticipated second quarter growth, the Company's optimism about improvements in 2006 earnings and achievement of longer-term targets, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These estimates and statements are based upon current information and expectations. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to, market acceptance of current and future products, adverse market and economic conditions, adverse weather conditions and seasonality, any rule changes or other actions taken by the USGA or other golf association that could have an adverse impact upon demand for the Company's products, a decrease in participation levels in golf and the effect of terrorist activity, armed conflict, natural disasters or pandemic diseases on the economy generally, on the level of demand for the Company's products or on the Company's ability to manage its supply and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements and the Company's business, see Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as well as other risks and uncertainties detailed from time to time in the Company's reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

    Regulation G: The preliminary financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has also provided additional information concerning its preliminary results, which includes certain financial measures not prepared in accordance with GAAP. The non-GAAP financial measures included in this press release exclude charges associated with employee equity based compensation and the integration of the Callaway Golf Company and Top-Flite Golf Company operations. These non-GAAP financial measures should not be considered a substitute for any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the presentation of such non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provides additional useful information concerning the Company's operations without these charges. The Company has provided reconciling information in the text of this press release and in the attachment to this release.
    Through an unwavering commitment to innovation, Callaway Golf Company creates products and services designed to make every golfer a better golfer. Callaway Golf Company manufactures and sells golf clubs and golf balls, and sells golf accessories, under the Callaway Golf(R), Top-Flite(R), Odyssey(R) and Ben Hogan(R) brands. For more information visit www.callawaygolf.com.


                        Callaway Golf Company
                  Supplemental Financial Information
                             (Unaudited)

                                                        Quarter Ended
                                                          March 31,
                                                             2006
                                                        --------------
                                                        Earnings per
                                                             share
                                                        --------------
Estimated                                               $0.31 - $0.33
  Employee equity based compensation                             0.02
  Consolidation of Top-Flite and Callaway Golf
   operations                                                    0.01
                                                        --------------
Pro forma                                               $0.34 - $0.36
                                                        ==============

                                                        Quarter Ended
                                                          March 31,
                                                             2005
                                                        --------------
                                                        Earnings per
                                                             share
                                                        --------------
As reported                                                     $0.27
  Employee equity based compensation                                -
  Consolidation of Top-Flite and Callaway Golf
   operations                                                    0.03
                                                        --------------
Pro forma                                                       $0.30
                                                        ==============




    CONTACT: Callaway Golf Company
             Brad Holiday/Patrick Burke/Larry Dorman, 760-931-1771